CONSOLIDATED BALANCE SHEET	Dec. 31, 2019 USD ($)
Current assets:
Cash and cash equivalents	$ 491,225
Prepaid expenses	319,239
Total current assets	810,464
Cash and investments held in Trust Account	403,961,209
Total Assets	404,771,673
Current liabilities:
Accounts payable	1,493,133
Total current liabilities	1,493,133
Deferred underwriting compensation	14,000,000
Total Liabilities	15,493,133
Class A common shares subject to possible redemptions; 38,427,853 shares at approximately $10.00 per share	384,278,530
Stockholders' equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding
Additional paid-in capital	2,689,444
Retained earnings	2,309,409
Total stockholders' equity, net	5,000,010
Total liabilities and stockholders' equity	404,771,673
Class A ordinary shares
Stockholders' equity:
Common stock	157
Class B ordinary shares
Stockholders' equity:
Common stock	$ 1,000